UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2011

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Half Day Road, Suite 500, Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2011 Zebra Incentive Plan and 2011 Zebra Enterprise Incentive Plan

On February 10, 2010, the Compensation Committee of the Board of Directors of Zebra approved the 2011 Zebra Incentive Plan (“ZIP”) and the 2011 Zebra Enterprise Solutions Incentive Plan – Supply Chain Logistics Operations (“ZEIP”, and collectively, the “Plans”). Participation in ZIP is limited to management-level employees of Zebra and its subsidiaries except for Supply Chain Logistics Operations (“SCLO”); participation in ZEIP covers all SCLO employees except for those on sales related incentive plans. Participants include all of Zebra’s executive officers, including Anders Gustafsson, Hugh K. Gagnier, Philip Gerskovich and Michael C. Smiley in the ZIP and William Walsh in the ZEIP (such individuals, “Named Officers”).

Performance Components.

Initial Financial Performance Goal for ZIP. ZIP has an initial financial performance goal that applies to the participating named officers. The initial financial performance goal is positive Zebra operating income, adjusted to eliminate non-recurring charges. The initial financial performance goal is applied before any additional financial or personal performance goals are applied (the “Financial Component” and the “Personal Component,” respectively) for the purpose of determining a participant’s earned incentive, if any. The incentive of the Chief Executive Officer may not exceed 1.5% of Zebra operating income. The incentive for each of the other executive officers may not exceed 0.5% of Zebra operating income. Mr. Walsh’s 2011 incentive award is based solely on a Financial Component. As a result, he is not subject to the initial Financial Performance Goal.

Financial Component. Individual incentive awards are based on the Financial Component and may also be based on a Personal Component. The Financial Component consists of one or more financial performance goals of Zebra and/or the participant’s business unit. Performance achievement with respect to the Financial Component is measured for the whole fiscal year in the case of the ZIP and a fiscal quarter in the case of the ZEIP (the “Performance Period”).

The Financial Component performance goals are described in the Plans (the “Financial Performance Goals”). When a participant has multiple Financial Performance Goals, such as when the Financial Component is tied to multiple performance measures of a business unit (e.g., operating income, revenue, total bookings), a relative weight percentage is assigned to each Financial Performance Goal, with an aggregate assigned weight of 100% for this component.

Messrs. Gustafsson’s, Gagnier’s, Smiley’s and Gerskovich’s Financial Performance Goal for the ZIP Performance Period is Zebra operating income, which comprises 100% of the Financial Component. Mr. Walsh’s Financial Performance Goals for the ZEIP Performance Period are operating income attributable to SCLO, SCLO revenue, and SCLO total bookings, which are weighted 50%, 25%, and 25%, respectively, of the Financial Component. The Financial Performance Goals were established by the Committee at budgeted levels of operating income for ZIP. For SCLO, the Financial Performance Goals were established by the Committee at the levels approved by the Board for the sale of the SCLO business to Cargotec. In addition, under the ZIP, each executive officer’s actual incentive award may be adjusted based on Return on Invested Capital (“ROIC”), which is a modifier that increases or decreases the Financial Component incentive award amount based upon ROIC performance.

Personal Component. With the exception of Mr. Walsh, each participant’s incentive award under the Plans may also be based on a Personal Component consisting of the achievement of one or more other performance goals (the “Personal Performance Goals”). Performance achievement with respect to the Personal Component is also measured for the Performance Period. Any Personal Performance Goals of Mr. Gustafsson are determined by the Committee and any Personal Performance Goals of the other executive officers are determined by Mr. Gustafsson.

Incentive Award Payout Levels.

For ZIP, the incentive award of each Named Officer participant will be calculated separately with respect to its Financial Component and any Personal Component. For each ZIP Named Officer participant, a relative weight percentage is assigned to each component, with an aggregate assigned weight of 100%. The weights for Zebra’s executive officers, including the Named Officers, are determined by the Committee and are 80% for the Financial Component and 20% for the Personal Component or 100% for the Financial Component if the executive officer does not have any Personal Goals. For ZEIP, Mr. Walsh’s incentive is based 100% on the Financial Component. For all other participants in ZIP and ZEIP, the results of the Financial Component are determined first to generate a pool of incentive award dollars. Each participant is then eligible for their individual incentive award from that pool of incentive award dollars.

The Plans set forth the performance payout percentages that will be awarded to executive officers, including the Named Officers, for achievement of Financial Performance Goals at various performance levels as follows.

Zebra Operating Income, SCLO Revenue and SCLO Total Bookings		SCLO Operating Income
Percent of Performance Goal Achievement	Performance Payout Percentage	Percent of Performance Goal Achievement	Performance Payout Percentage
<75.0%	0%	<75.0%	0%
75.0%	50.0%	75.0%	50.0%
80.0%	60.0%	80.0%	60.0%
85.0%	70.0%	85.0%	70.0%
90.0%	80.0%	90.0%	80.0%
95.0%	90.0%	95.0%	90.0%
100.0%	100.0%	100.0%	100.0%
105.0%	133.3%	105.0%	120.0%
110.0%	166.7%	110.0%	140.0%
115.0%	200.0%	115.0%	160.0%
		120.0%	180.0%
		125.0%	200.0%

    Performance between any of the stated achievement levels shall be interpolated on a straight line basis between the stated performance levels.

    The minimum and maximum for each of the Financial Performance Goals are 0% and 200% respectively, but the minimum and maximum for the incentive award pool are 50% and 175% respectively.

Under the ZIP, if the ROIC goal is achieved, the Financial Component incentive award amount is not modified. If the ROIC goal is exceeded, the award amount is increased by 20%. If the ROIC goal is not achieved, the award amount is reduced by 20%, 40% or 100% depending upon the level of achievement in relation to the goal. Interpolation is not performed between stated levels of ROIC performance.

This description of the Plans is qualified by reference to the complete text of the Plans, copies of which are attached as Exhibit 10.1 and Exhibit 10.2.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to By-laws

On February 11, 2011, the Board of Directors of Zebra approved amendments to the Amended and Restated By-laws of Zebra (the “By-laws”), effective immediately. The following description of the amendments is qualified in its entirety by reference to the complete text of the By-laws, as amended, a copy of which is attached as Exhibit 3(ii) to this Form 8-K and is incorporated herein by reference.

Section 2.3: Revised to reflect changes to Delaware law allowing (1) the participation of stockholders in an annual meeting via remote communication and (2) one record date for the purpose of establishing the stockholders entitled to receive a notice of a meeting and a second record date for the purpose of establishing the stockholders who may vote at a meeting.

Section 2.4: Revised to reflect that the Federal securities laws may require Zebra to allow stockholder proposals and nominations (e.g., proxy access) that do not strictly comply with Zebra’s advance notice requirements.

Section 2.8: Reflects Delaware law relating to establishing record dates for establishing the stockholders who receive notice of a meeting, who may vote at a meeting, or who will receive a dividend or other distribution.

Section 2.9: Reflects Delaware law relating to the option to make an electronic stockholder list available.

Section 2.10: Clarifies the voting standard necessary for stockholders to adjourn a meeting.

Section 2.11: Reflects the voting standards applicable to the “say on executive pay” and “say on frequency” rules adopted by the Securities and Exchange Commission.

Section 2.13: Addresses the conduct of stockholder meetings.

Section 2.14: Added to set forth the circumstances under which stockholders may act by written consent including establishing a record date, to act by written consent, and the review of comments received.

Section 4.1: Allows a single notice to stockholders who share an address, unless the stockholder(s) object.

Section 4.2: Clarifies that attendance at a meeting constitutes a waiver of notice of the meeting unless the person objects at the beginning of the meeting.

Section 5.5: Allows the CEO to appoint non-executive officers.

Article X: Added to provide that the Court of Chancery of Delaware shall be the sole and exclusive forum for (1) stockholder derivative actions, (2) any claim of breach of fiduciary duty owed by a director or employee of Zebra, (3) any claim arising under Delaware corporate law, or (4) any claim under the internal affairs doctrine (i.e., a conflict of laws principle that recognizes that only one state should have the authority to regulate a corporation’s internal affairs - matters peculiar to the relationships among or between the corporation and its directors, officers, employees, and stockholders). Zebra may consent to an alternative forum.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is being furnished herewith:

Exhibit Number	Description of Exhibits

3(ii)	Amended and Restated By-Laws of Zebra Technologies Corporation
10.1	2011 Zebra Incentive Plan
10.2	2011 Zebra Enterprise Solutions Incentive Plan – Supply Chain Logistics Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: February 16, 2011	By:	/s/ Jim Kaput
Jim Kaput
SVP, General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3(ii)	Amended and Restated By-Laws of Zebra Technologies Corporation
10.1	2011 Zebra Incentive Plan
10.2	2011 Zebra Enterprise Solutions Incentive Plan – Supply Chain Logistics Operations